                                                                 Exhibit 10.35

                  INTELLECTUAL PROPERTY SECURITY AGREEMENT


          This Intellectual Property Security Agreement is entered into as of November 25, 1997 by and between SILICON VALLEY BANK ("Bank") and SILICON GAMING, INC., a California corporation ("Grantor").


                                    RECITALS

          A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

          B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT

          To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks, Mask Works, and pending applications for registration thereof, listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

          This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in


[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

          IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                    GRANTOR:

Address of Grantor:                 SILICON GAMING, INC., a California
Attn: Tom Carlson                   corporation
2800 West Bayshore Road
Palo Alto, CA  94303                       /s/ Thomas E. Carlson
                                    By:________________________________

                                           Vice President & CFO
                                    Title:_____________________________


                                    BANK:

Address of Bank:                    SILICON VALLEY BANK
Attn: John China
1731 Embarcadero Road, Suite 220              /s/ John China
Palo Alto, CA  94303                By:________________________________
                                               Vice President
                                    Title:_____________________________

                                   EXHIBIT A
                                      to
                              Security Agreements

                        U.S. Copyrights--Registrations:

                                     None.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patents Issued:

Patent Number             Issue Date        Title
-------------             ----------        -----
5,643,086                 July 1, 1997      Electronic Casino Gaming Apparatus
                                            With Improved Play Capacity

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                      to
                              Security Agreement

U.S. Patent Application:

Title:    [*]
S/N:      [*]
Filed:    [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  EXHIBIT C
                                     to
                             Security Agreement

Trademarks (cont'd):

Trademarks:

                                  Application  Filing    Registration    Regn
Mark                    Country       No.       Date          No.        Date
----                    -------   -----------  ------    ------------   ------
SILICON GAMING LOGO       U.S.    74/727,910   9/12/95    2,076,279     7/1/97

THE SAINT JAMES CLUB      U.S.    75/015,137   11/6/95

FORT KNOX                 U.S.    75/015,310   11/6/95

PHANTOM BELLE             U.S.    75/015,319   11/6/95    2,072,704     6/17/97

RIDDLE OF THE SPHINX      U.S.    75/015,136   11/6/95

BIG BUCKAROOS             U.S.    75/015,313   11/6/95

SUPER SLEUTH              U.S.    75/015,243   11/6/95

RADIO DAYS                U.S.    75/015,141   11/6/95

SUPER SLUGGER             U.S.    75/015,135   11/6/95

PENNANT FEVER             U.S.    75,015,244   11/6/95

REEL RALLY                U.S.    75,015,308   11/6/95

SLOT SAFARI               U.S.    75,015,139   11/6/95

STRIKE IT RICH            U.S.    75,015,314   11/6/95

THREE REEL ROUNDUP        U.S.    75/045,730   1/17/96

RODEO ROUNDUP             U.S.    75/044,903   1/18/96

ROARING ROULETTE          U.S.    75/048,836   1/26/96

WIN-O-MATIC               U.S.    75/138,727   17/23/96   2,098,386     9/16/97

                                  EXHIBIT C
                                     to
                             Security Agreement

Trademarks (cont'd):

                                  Application  Filing    Registration    Regn
Mark                    Country       No.       Date          No.        Date
----                    -------   -----------  ------    ------------   ------
DAZZLING DIAMONDS         U.S.    75/139,982   7/23/96

KRAZY KENO                U.S.    75/139,981   7/23/96    2,104,302    10/7/97

STAR SPANGLED KENO        U.S.    75/157,831   8/28/96    2,094,973    9/9/97

ODYSSEY                   U.S.    75/165,365   9/13/96    2,113,843    11/18/97

SILICON GAMING            U.S.    75/243,191   2/12/97

MORE FUN TO PLAY,         U.S.    75/370,443   10/8/97
MORE FUN TO WIN

MISC. DESIGN MACHINE      U.S.    75/272,009   4/9/97
CONFIGURATION

BUCCANEER GOLD            U.S.    75/279,932   4/23/97

BANANA-RAMA               U.S.    75/292,734   5/15/97

LADY OF FORTUNE           U.S.    75/292,735   5/15/97

TOP HAT 21                U.S.    75/319,225   7/3/97

U.S. MINT                 U.S.    75/340,004   8/12/97

MISC. DESIGN              U.S.    75/379,428   10/27/97
(VERTICAL SCREEN
CONFIGURATION)

ANCIENT TEMPLE OF         U.S.    not yet      12/10/97
MONEY                             assigned

ATM                       U.S.    not yet      12/10/97
                                  assigned

ARABIAN RICHES            U.S.    not yet      12/10/97
                                  assigned

                                     C-2